Private & Confidential 2007 Energy & Utilities Conference Deutsche Bank Securities May 31, 2007 Exhibit 99.3

Private & Confidential
Forward Looking Statements
This presentation includes forward-looking information that are subject to a number of risks and uncertainties, many of which are beyond our control. All information, other than historical facts included in this presentation, regarding our strategy, future operations, drilling plans, estimated reserves, future production, estimated capital expenditures, projected costs, the potential of drilling prospects and other plans and objectives of management are forward-looking information. All forward-looking statements speak only as of the date of this presentation. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-
looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Actual results may differ materially from those anticipated due to many factors, including oil and natural gas prices, industry conditions, drilling results, uncertainties in estimating reserves, uncertainties in estimating future production from enhanced recovery operations, availability of drilling rigs and other services, availability of oil and natural gas transportation capacity, availability of capital resources and other factors listed in reports we have filed or may file with the Securities and Exchange Commission.

Private & Confidential
Company Overview
Completed IPO on May 14 at $15 (CLR on NYSE)
– $2.5 billion market capitalization
Founded 1967 by Harold Hamm, Chairman & CEO
Organic growth strategy focused on unconventional resource plays
– 99% of proved reserve adds through drill bit over last 3 years
– 78% of proved reserves located in unconventional resources
– 738,000 net undeveloped acres concentrated in emerging plays
Strong financial position
– $130 million of bank debt outstanding
– 2007E cash flows to substantially fund $437mm capital budget
Unhedged asset base

Private & Confidential
$94
$145
$327
$437
2004 2005 2006 2007E
Investment in Asset Base
Capex ($mm)
14,121
19,751
24,707
27,911
2004 2005 2006 Q1 '07
Production (Boe/d)
$116
$285
2004 2005 2006
EBITDAX
1
($mm)
1  See page 9 of the prospectus and first quarter 2007 earnings release for a reconciliation of net income to EBITDAX.
$372
Total = $437mm
$151
$128
$10
$101
$4
$32
$7
$4
Red River Units
Bakken Field
Other Rockies
Mid-Continent
Gulf Coast
Land
Seismic
Other
2007 Capex by Region ($mm)

Private & Confidential
Mid-Continent
Proved reserves: 16.9 MMBoe
762 drilling locations
Gulf Coast
Proved reserves: 0.2 MMBoe
7 drilling locations
1,589 gross wells / 1,772 drilling locations
Rockies
Proved reserves: 101.2 MMBoe
1,003 drilling locations
Operational Overview
Red River
Units
56%
Bakken
Field
22%
Other
Rockies
8%
Mid-Continent
14%
Gulf Coast
<1%
Total proved reserves (12/31/06) = 118.3 MMBoe
74% PDP /  83% oil / 13.1 R/P / Operate 95% of PV-10%
Unconventional
78%
Red River
Units
45%
Bakken
Field
29%
Other
Rockies
6%
Mid-Continent
17%
Gulf Coast
3%
Avg. daily production (Q1 2007) = 27.9 MBoe/d
Unconventional
74%
Counties with acreage holdings are
highlighted
Regional office
Headquarters
Proved Reserves by Geography
Production by Geography

Private & Confidential
Key 2007 Drilling Projects
Development (50% drilling capex)
– Red River Units
• 56% proved reserves / 45% production
– Montana Bakken Shale
• 20% proved reserves / 29% production
Emerging Plays (42% drilling capex)
– North Dakota Bakken
• 263,000 net undeveloped acres
– Oklahoma Woodford Shale
• 44,000 net undeveloped acres
Red River
Units
MT
Bakken
ND
Bakken
Woodford
Counties with acreage
holdings are highlighted
Regional office
Headquarters
Development
Emerging Plays

Dawson
Wibaux
Montana
North Dakota
Golden Valley
Billings
Prairie
Custer
Slope
Fallon
South Dakota
N
W
E
S

CONTINENTAL RESOURCES, INC.

Private & Confidential
Red River Enhanced Recovery Units
66.5 MMBoe proved reserves
12,599 Boe/d net production in
1st quarter 2007
Developed with horizontal drilling
2007 Plans
– $151MM 2007E capex
– Infield drilling program to accelerate
production and enhance sweep
efficiency
– Developing CHNU/CHWU on 320 acre
spacing per producer
– Developing MPHU-West and MPHU-
South on 640 acre spacing per producer
– Developing un-swept oil in MPHU and
Buffalo with horizontal re-entry drilling
Cedar Hills North Unit
Cedar Hills West Unit
Buffalo Units
Medicine Pole
Hills West Unit
Medicine Pole
Hills South Unit
Medicine
Pole Hills
Unit
25 Miles
CLR operated units
Others units

Private & Confidential
Red River Enhanced Recovery Units
Note: Red River production forecast per 12/31/06 proved reserve report.
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
Jan-95 Jan-97 Jan-99 Jan-01 Jan-03 Jan-05 Jan-07 Jan-09
Cedar Hills Field
Medicine Pole Hills Field
Buffalo Field
Red River Peak Rate
Forecast 19,668
BOEPD 10/08
Began
conversion to
Injection
Begin infill
program
Net Production
December 31, 2006

Sheridan
Divide
Burke
Montana
North Dakota
Williams
Mountrail
Richland
McKenzie
Dawson
Dunn
Golden Valley
Billings
Wibaux
Stark

Private & Confidential
Montana Bakken Shale
Significant  unconventional oil
resource play
– Represents ½ of Montana’s oil
production
– CLR is largest producer (7,685 boepd)
– Developed through horizontal drilling
and advanced fracture stimulation
2007 Plans
– $57 million 2007E drilling capex
– Complete 640-acre development
– Test un-booked upside
• 320-acre infill drilling
• North expansion of field with
tri-lateral 640-acre wells
• Enhanced recovery
– Four drilling rigs
CLR  acreage
35 miles
Bakken producer
Williston    Basin
MT Bakken
21 wells
$57 mm
Outline of
potential
Bakken
Production

27/50
27/52
27/55
27/57
27/58
27/59
26/57
26/58
25/57
25/58
24/58
24/59
24/60
23/54
23/59
23/60
22/54
22/55
22/56
22/57
21/59
21/60
Pennie
#1-4H
Ridgery
#1-10H
EOG
Margaret
#34-15H
Margaret
#2-15H
Margaret
#3-15H
Petro-Hunt

9 Private & Confidential Richland County, Montana Infills

Divide
Burke
Roosevelt
Richland
Dawson
Dunn
olden Valley
Billings
Wibaux
Stark

CONTINENTAL RESOURCES, INC.

Private & Confidential
North Dakota Bakken Shale
Emerging  unconventional oil
resource play
– 478,000 gross (263,000 net)
undeveloped acres strategically located
on Nesson Anticline
– Significant reserve and production
growth potential
– 23 industry-operated drilling rigs
• Amerada Hess
• Conoco Phillips
• Marathon
2007 Plans
– $71 million 2007E drilling capex
– 37 wells on 1280-acre locations in each
of 6 prospect areas
– Five drilling rigs (two operated and
three Conoco Phillips JV)
CLR  acreage
35 miles
Bakken producer
Filkowski 1-11H
( 63% WI )
300 bopd
Williston    Basin
Outline of
potential
Bakken
Production
State Weydahl 44-36H
( 33% WI )
560 bopd
Nelson Farms
( 13% WI )
350 bopd
State Veeder 44-36H
( 38% WI )
380 bopd
Lovdahl 1-16H
( 36% WI )
250 bopd

LEGEND
Ozark Uplift
Nashville Dome
OKLAHOMA
Wichita Mountains
ARKOMA
NEW MEXICO
SHERMAN
Ouachita Mountains
BLACK WARRIOR
FORT WORTH
Llano Uplift
DELAWARE
MARFA
VAL VERDE
KERR
Marathon Uplift
OUACHITA THRUSTS
APPALACHIAN THRUSTS

CONTINENTAL
RESOURCES, INC.

Private & Confidential
New unconventional gas
resource play
– 40 industry-operated rigs
• Newfield
• Antero
• Devon
– 44,000 net undeveloped acres
– Significant reserve and
production growth potential
2007 Plans
– $82 million 2007E drilling capex
– 123 gross (17 net) wells
– Four drilling rigs now
• Fifth to be added
Oklahoma Woodford Shale Project
6 miles
Outline of potential
Woodford production
07 CLR Locations
07 Woodford Horiz Spud
CLR Producer
Woodford Producer
CLR Acreage
Meyer Trust 1-13H
(34% WI)
3,700 Mcfd
Foster 1-6H
(17% WI)
2,600 Mcfd
Harden 1-20H
(32% WI)
2,500 Mcfd
Holder 1-5H
(52% WI)
675 Mcfd

Private & Confidential
Other ongoing and emerging plays
Counties with acreage
holdings are highlighted
Regional office
Headquarters
Rockies:
66 scheduled locations
213,500 net undeveloped acres
Red River, Winnipegosis,
Fryburg, Phosphoria, Lewis
Shale
Midcontinent:
52 scheduled locations
146,000 undeveloped acres
Morrow-Springer, Atoka,
Mississipian, Hunton, New
Albany Shale, Barnett Shale
Gulf Coast:
7 scheduled locations
6,400 net undeveloped acres
365,900 net undeveloped acres
(50% of total undeveloped acreage)

Private & Confidential
2006 Highlights
Grew production by 25% to 24,707 boepd
– 26,503 boepd for fourth quarter 2006
– 27,911 boepd for first quarter 2007
Increased EBITDAX
1
by 30% to $372 million
Maintained operating expense discipline
– Reduced per-unit production expenses (excl. production taxes) by 5%
Drilled 159 productive wells (87% success rate)
Increased scheduled drilling locations to 1,772
Continued to build acreage in our emerging resource plays
1
See page 9 of the prospectus for a reconciliation of net income to EBITDAX.

Private & Confidential
Financial and Operating Summary
1
See page 9 of the prospectus and first quarter 2007 earnings release for a reconciliation of net income to EBITDAX.
2
Operating statistics for 2006 computed on Boe sold.  Oil sales volumes are 21 MBbls less than oil production volumes for 2006.
Year ended December 31,
2004 2005 2006
Realized oil price ($/Bbl) $37.12 $52.45 $55.30
Realized natural gas price ($/Mcf) $5.06 $6.93 $6.08
Oil production (MBbls) 3,688 5,708 7,480
Natural g as production (MMcf)
8,794 9,006 9,225
Total production (MBoe) 5,154 7,209 9,018
EBITDAX ($ thousands)
1
$116,498 $285,344 $372,115
Cash flow from operations ($ thousands) $93,854 $265,265 $417,041
Key Operational Statistics ($/
Boe)²
Oil and gas revenue $35.20 $50.1 9 $52.09
Production expense 8.49 7.32 6.99
Production tax 2.39 2.22 2.48
G&A (excluding non -cash equity compensation) 2.02 2.43 2.24
Total cash costs $12.90 $11.97 $11.71
EBITDAX
1
$22.60 $ 39.58
$41.36

Private & Confidential
Summary
High quality, proved reserve base
– Crude oil-concentrated, long-lived, unhedged
Track record of drill bit growth at low cost
– Annual EBITDAX > Capex over past 3 years
Low risk production growth in Red River Units
– Production growth is 7,936 Boe/d over next 2 years
(32% of 2006 average daily production for entire company)
Significant future production and reserve growth
in two emerging unconventional plays
– Over 1,500 unbooked locations
Low cash costs with one of highest net operating margins among
E&P companies
– $41.36 per Boe ($6.89 per Mcfe) EBITDAX for 2006